UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2026

NextBoat Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42930	33-2636992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Jel Wade Dr

Wilmington, NC 28401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (910) 772-9277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NXB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2026, NextBoat Inc., a Nevada corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). As of the record date of May 4, 2026, there were 24,355,000 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 17,799,178 shares of common stock were represented virtually or by proxy, constituting a quorum. The results of the matters voted upon at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors. The stockholders elected the seven director nominees named below to serve for one-year terms expiring at the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Brian John	16,925,626	0	140,201	733,351
Jason Ruegg	16,957,475	0	108,352	733,351
Andrew Simmons	16,925,726	0	140,101	733,351
Mike Kosloske	16,960,126	0	105,701	733,351
Mary Reynolds	16,956,916	0	108,911	733,351
Jim Segrave	16,956,826	0	109,001	733,351
George Jousma	16,946,394	0	119,433	733,351

Proposal 2 - Ratification of M&K. The stockholders ratified the appointment of M&K CPAS PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
17,738,132	35,516	25,530	0

Proposal 3 - Approval of First Amended and Restated 2025 Equity Incentive Plan. The stockholders approved the Company’s First Amended and Restated 2025 Equity Incentive Plan, including the amendments described in the Company’s definitive proxy statement for the Annual Meeting. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,286,014	743,753	36,060	733,351

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	NextBoat Inc.

	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer